--------------------------

                               CORPORATE GUARANTEE

                           --------------------------



                                       by

                                    Invu Plc

                              Invu Services Limited

                       Invu International Holdings Limited

                                  in favour of

                              THE BANK OF SCOTLAND

                                Bank of Scotland

                           Security Documentation Team

                            Specialist Functions Unit

                            Support Services Division

                                    1st Floor

                               2 Robertson Avenue

                               Edinburgh EH11 1PZ

                               Tel: 0131-346-6109

                               Fax: 0131-346-6206

CLAUSES

1.       Guarantee

2.       Security

3.       Account

4.       Box right of Set-off and Application of Funds and Currency


5.       Release of Guarantor

6.       Determination of Guarantor's Liability

7.       Claims against Guarantor

8.       Demand for Payment and Evidence of Sums Due

9.       Waiver of Guarantor's Rights

10.      Postponement of Claims

11.      Payments without Set-off or Counterclaim

12.      More than one Guarantor

13.      Primary Obligation

14.      Separate Provisions

15.      Special Conditions

16.      Power of Attorney to Group Parent Company to extend this Guarantee

17.      Definitions

18.      Governing Law

Schedule 1


Schedule 2


Schedule 3

IMPORTANT NOTICE: We recommend that you consult your solicitor or other independent legal adviser before executing this document.


                               CORPORATE GUARANTEE

To: The Governor and Company of the Bank of Scotland ("BoS")


                       Definitions are given in Clause 17.

1.   Guarantee

     1.1 In consideration of BoS granting time, credit and banking facilities to the Principal, the Guarantor unconditionally guarantees the payment or discharge of the Secured Liabilities and shall on demand in writing pay or discharge them to BoS. This Guarantee shall continue until determined in accordance with the terms of Clause 6.

     1.2 The Guarantor's liability under this Guarantee shall not be discharged or affected by anything that would not have discharged or affected it if the Guarantor had been a principal debtor instead of a guarantor.

     1.3 The Guarantor acknowledges and agrees that this Guarantee and the rights of set off contained in it shall be a continuing security and shall extend to cover the ultimate balance due at any time to BoS from the Principal.

     1.4 This Guarantee shall be in addition to and shall not affect or be affected by or merge with any other judgment, security, right or remedy obtained or held by BoS at any time for the discharge and performance of the Secured Liabilities.

2.   Security

     2.1 On demand made by BoS at any time, the Guarantor shall secure the performance of its obligations under this Guarantee by depositing with BoS such amount, up to the minimum amount of the Secured Liabilities, as BoS may specify.

     2.2 BoS shall have a lien on all securities or other property deeds and documents of the Guarantor which it bolds from time to time.


     2.3 The Guarantor shall, on demand by BoS, execute whatever documents BoS may require to perfect its security.

3.   Account

     3.1 If this Guarantee is determined or a demand is made by BoS, then BoS may open a new account or accounts in the Principal's name. If BoS does not in fact open a new account in these circumstances, it shall nevertheless be treated as if it had done so at the time of determination or demand, and from that time all payments made to BoS shall be credited or be treated as having been credited to the new account and shall not reduce the amount of the Secured Liabilities.

     3.2 BoS may at any time credit to a separate or suspense account for a period determined by it any money received from any person under or by virtue of this Guarantee. If it does so BoS need not apply any of that money towards the Secured Liabilities and shall remain entitled to claim the Secured Liabilities in full from the Principal.

4.   BoS right of Set-off and Application of Funds and Currency
     ----------------------------------------------------------

     4.1 BoS may at any time, without prior notice to the Guarantor before or after any demand has been made under this Guarantee:

          4.1.1 exercise a right of set-off or retention in respect of all money at any time standing to the credit of the Guarantor's account(s) (of whatever nature and/or currency) against payment of all money at any time owing from the Guarantor to BoS on any account(s) and funds held following the exercise of this right of set-off may be held as security for the Secured Liabilities;

          4.1.2 apply all money now or a any time standing to the credit of the Guarantor's account(s) to a separate suspense account(s);

          4.1.3     apply  all  money  so  held  in  settlement  of the  Secured
                    Liabilities;

          4.1.4 refuse payment of any cheque, bill or other document where such payment would reduce the aggregate credit balances of the Guarantor below the amount of the Secured Liabilities, or

          4.1.5 debit any account of the Guarantor with any money then due and payable by the Guarantor to BoS under this Guarantee.

     4.2 If BoS exercises any right of set-off in respect of any liability of the Guarantor and that liability or any part of it is in a different currency from any credit balance against which BoS seeks to set it off. BoS may use the currency of the credit balance to purchase an amount in the currency of the liability at the then prevailing spot rate of exchange and to pay out of the credit balance all costs, charges and expenses incurred by BoS in connection with that purchase.

5.   Release of Guarantor

     5.1 Any settlement, discharge or release granted by BoS to the Guarantor shall be conditional upon no security or payment to BoS by the Principal or any other person (including without limitation any other Guarantor) or any other transaction with any such person being terminated, avoided or reduced by virtue of any applicable law relating to liquidation, administration or receivership for the time being in force. If that happens, BoS shall be entitled to recover from the Guarantor to the full extent of this Guarantee as if the release had not been given.

     5.2 Any liability of the Guarantor under this Clause (whether actual or contingent) shall be one in respect of which BoS may exercise its rights under Clause 4.

     5.3 Where any security is held by BoS for the liability of the Guarantor under this Guarantee, BoS will be entitled to retain that security for such period as BoS in its absolute discretion shall determine after repayment in full of the Secured Liabilities. If within that period a petition is presented or a resolution is passed for the winding up or administration of the Principal (or any Guarantor) BoS may retain its security for as long as it requires in respect of any liability of the Guarantor under this Guarantee.

     5.4 This Guarantee shall continue to bind the Guarantor notwithstanding any reconstruction of BoS, the Principal or Guarantor or any amalgamation which may be effected by BoS, the Principal of Guarantor with any other person.

6.   Determination of Guarantor's Liability

     This Guarantee shall be a continuing security for BoS until three months after receipt by BoS of written notice from the Guarantor to determine this Guarantee. On expiry of that notice period, the liability of the Guarantor shall be fixed and the Guarantor shall remain liable for the amount recoverable from the Principal at that date (including unascertained or contingent liabilities).

7.   Claims against Guarantor

     7.1 Before enforcing this Guarantee, BoS shall not be obliged to take any action or obtain any judgement nor make or file any claim in bankruptcy, dissolution or winding up of the Principal, nor enforce any other security held by it.

     7.2 BoS need not advise the Guarantor of its dealings with the Principal or of any default by the Principal of which BoS may have knowledge.

8.   Demand for Payment and Evidence of Sums Due

     8.1 A demand for payment or any other demand or notice under this Guarantee may be made or given by any manager or officer of BoS by letter addressed to the Guarantor and sent by first class post or by fax transmission to or left at the registered office of the Guarantor or the Guarantor's existing or last known place of business (or, if more than one, any one of such places).

     8.2 If a demand or notice is sent by post it shall be deemed to have been made or given at noon on the day following the day the letter was posted and if by fax will be deemed to have been made or given when sent provided a transmission report is received.

     8.3 In order to prove that a notice or demand has been, served, BoS need only prove that the notice or demand was properly addressed and posted or transmitted.

     8.4 A certificate by any manager or officer of BoS as to the amount of the Secured Liabilities or any part of them shall, in the absence of manifest error, be conclusive and binding on the Guarantor.

9.   Waiver of Guarantor's Rights

     The Guarantor agrees that its liability under this Guarantee shall not be reduced, discharged or mitigated by:

     9.1 any variation, extension, discharge, compromise, dealing with. exchange or renewal of any right or remedy which BoS may have now or in the future from or against the Principal or any other person in respect of any of the Secured Liabilities;

     9.2 any act or omission by BoS or any other person in taking up, perfecting or enforcing any security or guarantee from or against the Principal or any other person or the invalidity or unenforceability of any such security or guarantee;

     9.3 any termination, amendment variation, novation or supplement of or to any document relating to the Secured Liabilities or any exercise by BoS at its absolute discretion of its rights to refuse, grant, continue, vary, review, determine or increase any credit or facilities to the Principal;

     9.4 any grant of time. indulgence, waiver or concession to the Principal or any other person;

     9.5 the administration, insolvency, bankruptcy, liquidation, winding-up, incapacity, limitation, disability, discharge by operation of law or any change in the constitution, name and style of the Principal or any Guarantor;

     9.6 invalidity, illegality, unenforceability, irregularity or frustration of the Secured Liabilities or the obligations of any Guarantor;

     9.7  any claim or enforcement of payment from the Principal; or

     9.8 any ad or omission which would not have discharged or affected the liability of the Guarantor had it been a principal instead of a guarantor or by anything done or omitted by any person which but for this provision might operate to exonerate or discharge or otherwise reduce or extinguish any of the Guarantor's liability under this Guarantee.

10.  Postponement of Claims

     10.1 This Guarantee shall apply to the ultimate balance of the Secured Liabilities and until that balance has been discharged in full the Guarantor shall not be entitled to share in any security held or money received by BoS on account of the Secured Liabilities.

     10.2 Until the Secured Liabilities are discharged in full, the Guarantor waives all of its rights of subrogation.

     10.3 In the event of (1) the winding up, liquidation, administration or dissolution of the Principal or (2) the enforcement of any security held by BoS or (3) the appointment of a receiver or administrative receiver over all or any part of the Principal's undertaking or assets, the Secured Liabilities shall be deemed outstanding until actually met in full. BoS will be entitled to claim in the Principal's winding up, administration or receivership for the full amount of the Secured Liabilities and to retain the whole of the dividends to the exclusion of any rights of the Guarantor in competition with BoS until a claim by BoS is satisfied in full.

     10.4 The Guarantor agrees that it shall not without the prior written consent of BoS take any steps to enforce any right or claim against the Principal for any money paid by the Guarantor to BoS under this Guarantee or to prove in the Principal's liquidation for the same or receive any payment, guarantee, indemnity or security for any rights the Guarantor may have against the Principal which do not arise from the giving of this Guarantee, If the Guarantor acts in contravention of this Clause any benefit received by the Guarantor as a result of that contravention shall (without prejudice to any other rights BoS may have against the Guarantor in respect of that breach) be held in trust for BoS as a continuing security for the Secured Liabilities.

11.      Payments without Set-off or Counterclaim

         All payments to be made by the Guarantor under this Guarantee shall be made without set-off or counterclaim and free from any deduction or withholding for taxation or like charges. If any deduction or withholding is required by law the Guarantor shall pay to BoS the additional amount necessary to ensure that BoS receives full payment as if there bad been no deduction or withholding.

12.  More than one Guarantor

     12.1 When this Guarantee is executed for two or more parties as Guarantor the liability of each of them to BoS shall be joint and several.

     12.2 BoS may release or discharge any party from this (or any other) Guarantee or accept any composition from or make any arrangements with any of them without releasing or discharging any other party.

     12.3 Where two or more parties are Guarantor, any notice of determination under Clause 6 from one of the parties shall not affect the liability of any other(s) under this Guarantee.

     12.4 For the avoidance of doubt, the incapacity or insolvency of any party shall not discharge or affect the liability of any other(s).

     12.5 Until the Secured Liabilities are discharged in full the Guarantor waves all of its rights of contribution from any co-guarantor.

13.  Primary Obligation

     As a separate and independent stipulation all sums of money which may not be recoverable from the Guarantor on the footing of a guarantee whether by reason of any legal limitation, disability or incapacity on or of the Principal or any other fact or circumstance and whether known to BoS or not shall nevertheless be recoverable from the Guarantor as sole or principal debtor and shall be paid by the Guarantor on demand in writing by BoS.

14.  Separate Provisions

     14.1 Every provision contained in this Guarantee shall be severable and distinct from every other provision and if any of the provisions of this Guarantee or the application of it to any person or circumstance shall to any extent be or become invalid or unenforceable under the law of any applicable jurisdiction:

          14.1.1 the validity and enforceability of the remaining provisions of this Guarantee and of the application of that provision to any other person or circumstance;

          14.1.2 the validity and enforceability of that provision and of its application to that person or circumstance under the law of any other jurisdiction; and shall not in any way be affected or impaired thereby;

     14.2 This Guarantee shall continue to bind the Guarantor notwithstanding any reconstruction of BoS or any amalgamation which may be effected by BoS with any other company or person.

15.  Special Conditions

     Where Schedule 3 of this Guarantee has been completed the provisions of that Schedule shall have effect as if they were incorporated in this Guarantee.

16.  Power of Attorney to Group Parent Company to extend this Guarantee
     ------------------------------------------------------------------

     By way of security, the Guarantor irrevocably appoints the first company named in Schedule 1 to be its attorney in relation to this Guarantee.

17.  Definitions

     In the interpretation of this Guarantee:

     17.1 "Acceding Company" means each company which executes and delivers an Acceding Guarantee to BoS;

     17.2 "Acceding Guarantee" means any Guarantee or Guarantees executed and delivered to BoS after the date of this Guarantee by any holding company or subsidiary of a Principal on account of the Secured Liabilities;

     17.3 "BoS" means The Governor and Company of the Bank of Scotland and its successors and assignees;

     17.4 "Guarantee" means this Guarantee which term includes and extends to any separate or independent stipulation or agreement contained in this Guarantee, including, for the avoidance of doubt and without limitation the provisions set in Clause 4 relating to set off;

     17.5 "Guarantor" means each company whose name is listed in Schedule 2 and where any such company is also a Principal the liability under this Guarantee of such party as Guarantor shall have effect only in relation to the moneys and liabilities due or incurred to BoS by the other party or parties comprising the Principal;

     17.6 "Principal" means each company (other than a Released Principal) whose name is listed in paragraph (1) of Schedule 1 or who is or becomes a Principal in terms of paragraph (2) of Schedule 1 by being an Acceding Company. Where more than one company is comprised in the term
          "Principal" reference to the Principal shall (where the context admits) mean each and every such company and, where by any agreement with the Principal and BoS any person assumes all or any part of the liability of the Principal to BoS in substitution for the Principal, the Guarantor's liability under this Guarantee shall not be discharged, reduced or affected, but this Guarantee shall take effect as if the expression "Principal" included such person;

     17.7 "Released Principal" means a Principal released from the Secured Liabilities by BoS in writing

     17.8 "Schedules" means the schedules annexed to and which form part of this Guarantee.

     17.9 "Secured Liabilities" means all or any monies and liabilities which shall for the time being (and whether on or at any time after demand) be due, owing or incurred in whatsoever manner by the Principal to BoS whether actually or contingently and whether incurred solely, severally or jointly and whether as principal or surety and whether on account of money advanced, bills of exchange, promissory notes, guarantees, indemnities or otherwise, including interest, discount, commission and other lawful charges or expenses which BoS may in the course of its business charge or incur (including for any advances made by BoS during the three months' period of notice referred to in Clause 6 or in relation to any other liability of the Principal to
          BoS), together with:


          (1) (on a full indemnity basis) all costs and expenses (including without limitation legal costs) recoverable by BoS from the Principal;


          (2) (on a full indemnity basis) all costs and expenses (including without limitation legal costs) charged or incurred by BoS in perfecting or in or about the recovery or attempted recovery of money due to BoS under this Guarantee, and

          (3) interest calculated and accruing daily from demand in accordance with the usual BoS rates and practice on (1) and (2) above;

    17.10 The expressions "holding company", "subsidiary" and "wholly owned subsidiary" shall have the meanings given to them in Section 736 of the Companies Act 1985;

    17.11 References to this Guarantee and to any provisions of this Guarantee shall be construed as references to this Guarantee in force for the time being and as amended, varied, supplemented, substituted or novated from time to time;

    17.12 References to statutes, statutory provisions and other legislation shall include all amendments, modifications and re-enactments for the time being in force;

    17.13 Words importing the singular are to include the plural and vice versa;

    17.14 References to a person are to be construed to include references to a corporation, firm, company, partnership, joint venture, unincorporated body of persons, individual or any state or any agency of any state, whether or not a separate legal entity;

    17.15 References to any person are to be construed to include that person's assignees or transferees or successors in title, whether direct or indirect;

    17.16 Clause headings are for ease of reference only and are not to affect the interpretation of this Guarantee.

18.  Governing Law

     This Guarantee shall be governed by and construed according to English law and the Guarantor submits to the exclusive jurisdiction of the English courts.

IN WITNESS WHEREOF this Guarantee consisting of this and the six preceding pages together with the Schedules are executed as follows:

  /s/
-----------------------------------

SUBSCRIBED for and on behalf of the said
Invu Plc

Signed by BoS for identification purposes by

   David Morgan               Director  /s/ David Morgan              Director
------------------------------          ------------------------------
(Print Full Name).                                   (Signature)


   John Agostini.             Director/  /s/ J.C. Agostini            Director/
------------------------------          -----------------------------
(Print Full Name).            Secretary        (Signature)            Secretary

all together at The Beren, Blisworth Hill Farm, Stoke Road, Blisworth, Northampton NN7 3D8 on the 18th day of July 2000.

SUBSCRIBED for and on behalf of the said
Invu Services Limited
by

  David Morgan                 Director  /s/ David Morgan             Director
-------------------------------         -----------------------------
(Print Full Name).                              (Signature)


  John Agostini                Director/ /s/ J.C. Agostini            Director/
-------------------------------          ----------------------------
(Print Full Name).             Secretary        (Signature)           Secretary

all together at The Beren, Blisworth Hill Farm, Stoke Road, Blisworth, Northampton NN7 3D8 on the 18th day of July 2000.

SUBSCRIBED for and on behalf of the said
Invu International Holdings Limited
by

                             Director                                 Director
-----------------------------          -------------------------------
(Print Full Name).                            (Print Full Name)


                             Director/                                Director/
-----------------------------          -------------------------------
(Print Full Name).           Secretary        (Print Full Name)       Secretary

all together at The Beren, Blisworth Hill Farm, Stoke Road, Blisworth, Northampton NN7 3D8 on the 18th day of July 2000.

This is the Schedule 1 referred to in the preceding Corporate Guarantee in favour of BoS dated 18th July 2000.



                                   SCHEDULE 1

                                  The Principal

---------- ----------------------------- ----------------------------------------------------------- -----------------

 (i)       Name of Principal             Registered Office                                              Registered
                                                                                                          Number
---------- ----------------------------- ----------------------------------------------------------- -----------------
           Invu Plc                      The Beren, Blisworth Hill Farm, Stoke Road, Blisworth,      03375359
                                         Northampton
---------- ----------------------------- ----------------------------------------------------------- -----------------
           Invu Services Limited         The Beren, Blisworth Hill Farm, Stoke Road, Blisworth,      03319922
                                         Northampton
---------- ----------------------------- ----------------------------------------------------------- -----------------
           Invu International Holdings   The Beren, Blisworth Hill Farm, Stoke Road, Blisworth,      3340939
           Limited                       Northampton
---------- ----------------------------- ----------------------------------------------------------- -----------------

(ii)       and each company which grants an Acceding Guarantee.
           ---


This is the Schedule 2 referred to in the preceding Corporate Guarantee in favour of BoS dated 18th July 2000.

                                   SCHEDULE 2

                                  The Guarantor

---------- ----------------------------- ----------------------------------------------------------- -----------------

(i)        Name of Guarantor             Registered Office                                              Registered
                                                                                                          Number
---------- ----------------------------- ----------------------------------------------------------- -----------------
           Invu Plc                      The Beren, Blisworth Hill Farm, Stoke Road, Blisworth,      03375359
                                         Northampton
---------- ----------------------------- ----------------------------------------------------------- -----------------
           Invu Services Limited         The Beren, Blisworth Hill Farm, Stoke Road, Blisworth,      03319922
                                         Northampton
---------- ----------------------------- ----------------------------------------------------------- -----------------
           Invu International Holdings   The Beren, Blisworth Hill Farm, Stoke Road, Blisworth,      3340939
           Limited                       Northampton
---------- ----------------------------- ----------------------------------------------------------- -----------------


This is the Schedule 3 referred to in the preceding Corporate Guarantee in favour of BoS dated 18th July 2000.

                                   SCHEDULE 3

                               Special Conditions